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                                                                      EXHIBIT 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Lannett Company, Inc. (the "Company") on Form 10-K for the year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Farber, the Chief Executive Officer of the Company, and I, Brian Kearns, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 13, 2005                  /s/William Farber
                                      ----------------------------------
                                           William Farber,
                                           Chairman of the Board and Chief
                                           Executive Officer


Dated: September 13, 2005                  /s/Brian Kearns
                                      -------------------------------------
                                           Brian Kearns,
                                           Vice President of Finance, Treasurer,
                                           and Chief Financial Officer


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